COLONIAL INTERMARKET INCOME TRUST I
               One Financial Center, Boston, Massachusetts 02111
                                 (617) 426-3750


Dear Shareholder:

Colonial InterMarket Income Trust I (Fund) will hold its Annual Meeting of Shareholders (Meeting) on May 26, 1999 at 10:00 a.m., Eastern Time, at the offices of Colonial Management Associates, Inc., the Fund's investment advisor. A formal Notice of Annual Meeting of Shareholders appears on the next page, followed by the proxy statement which explains in more detail the proposals to be considered. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares at your earliest convenience.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

The Fund is using Corporate Investor Communications, Inc. (CIC), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Meeting approaches, if we have not yet received your vote, you may receive a telephone call from CIC reminding you to exercise your right to vote.

Please take a few moments to review the details of each proposal. We appreciate your participation and prompt response in these matters, and thank you for your continued support.

Sincerely,

/s/ Stephen E. Gibson
------------------------------

Stephen E. Gibson, President

April 21, 1999


C1-85/860G-0399

                      COLONIAL INTERMARKET INCOME TRUST I
               One Financial Center, Boston, Massachusetts 02111
                                 (617) 426-3750

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 26, 1999


Dear Shareholder:

The Annual Meeting of Shareholders (Meeting) of Colonial InterMarket
Income Trust I (Fund) will be held at the offices of Colonial Management Associates, Inc. (Advisor), One Financial Center, Boston, Massachusetts, on Wednesday, May 26, 1999, at 10:00 a.m. Eastern time, to:

1. Elect eight Trustees;

2. Approve an Amended and Restated Management Agreement providing for a change in the method of calculating the fee payable to the Advisor;

3. Ratify the selection of independent accountants; and

4. Transact such other business as may properly come before the Meeting or any adjournment thereof.

By order of the Board of Trustees,


Nancy L. Conlin, Secretary

April 21, 1999

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF A
        QUORUM IS NOT PRESENT AT THE MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.

                         ANNUAL MEETING OF SHAREHOLDERS

                                PROXY STATEMENT

                              General Information


                                                               April 21, 1999



        The enclosed proxy, which was first mailed on April 21, 1999, is solicited by the Trustees for use at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Secretary or by voting in person. Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions. The Fund will bear the cost of the printing and mailing of proxy materials and the tabulation of votes. By voting as soon as you receive your proxy materials, you will help to reduce the cost of any additional mailings.


        Holders of a majority of the shares outstanding and entitled to vote constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting. On March 1, 1999, the Fund had outstanding 11,009,000 shares of beneficial interest. Shareholders of record at the close of business on March 1, 1999 will have one vote for each share held. As of March 1, 1999, The Depository Trust Company (Cede & Company), 7 Hanover Square, New York, New York 10004, owned of record 9,216,339 shares representing 84% of the Fund's outstanding shares.


        Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as election tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. With respect to the Amended and Restated Management Agreement, withheld authority, abstentions and broker non-votes have the effect of a vote against the proposal. With respect to the election of Trustees and ratification of independent accountants, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

        Further information concerning the Fund is contained in its most recent Annual Report to shareholders, which is obtainable free of charge by writing the Advisor at One Financial Center, Boston, Massachusetts 02111 or by calling 1-800-426-3750.

1. TO ELECT EIGHT TRUSTEES.

        Ms. Verville and Messrs. Birnbaum, Carberry, Grinnell, Macera, Moody, Sullivan and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund. Messrs. Carberry and Macera will serve for one year, Ms. Verville and Mr. Stitzel will each serve two years, and Messrs. Grinnell, Moody and Sullivan will each serve three years, or until a successor is elected. Mr. Birnbaum will retire as a trustee of the Fund at the end of 1999. The Board of Trustees currently consists of Mss. Collins and Verville and Messrs. Birnbaum, Bleasdale, Carberry, Grinnell, Lowry, Macera, Mayer, Moody, Neuhauser, Stitzel and Sullivan.


        The Board of Trustees is divided into the following three classes, each with a three year term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2000                         2001                   2002
----                         ----                   ----
Mr. Bleasdale                Mr. Lowry              Mr. Birnbaum
Mr. Carberry                 Mr. Mayer              Mr. Grinnell
Ms. Collins                  Mr. Stitzel            Mr. Moody
Mr. Macera                   Ms. Verville           Mr. Sullivan
Mr. Neuhauser

The following table sets forth certain information about the Board of Trustees of the Fund:


                                                                                       Shares and
                                                                                       Percent of
                                                                                       Fund
                                                                                       Beneficially
                                                                                       Owned at
Name                  Trustee                                                          March 1,
(Age)                 since         Principal Occupation (1) and Directorships         1999 (2)
Robert J. Birnbaum     1995         Consultant (formerly Special Counsel,
(71)                                Dechert Price & Rhoads -- law).
                                    Director or Trustee: Colonial Funds,                   -0-
                                    Liberty Funds Trust IX, Liberty All-Star
                                    Equity Fund, Liberty All-Star Growth
                                    Fund, Inc., The Emerging Germany Fund.


                                                                                       Shares and
                                                                                       Percent of
                                                                                       Fund
                                                                                       Beneficially
                                                                                       Owned at
Name                  Trustee                                                          March 1,
(Age)                 since         Principal Occupation (1) and Directorships         1999 (2)
Tom Bleasdale          1989         Retired (formerly Chairman of the Board
(68)                                and Chief Executive Officer, Shore Bank
                                    & Trust Company -- banking). Director                  -0-
                                    or Trustee: Colonial Funds, Empire
                                    Company Limited.

John V. Carberry *     1998         Senior Vice President of Liberty
(51)                                Financial Companies, Inc. (formerly
                                    managing Director, Salomon Brothers --                 -0-
                                    investment banking). Director or
                                    Trustee: Colonial Funds, Liberty
                                    FundsTrust IX, Liberty All-Star Equity
                                    Fund, Liberty All-Star Growth Fund, Inc.

Lora S. Collins        1989         Attorney (formerly Attorney with Kramer,
(63)                                Levin, Naftalis & Frankel -- law).                     -0-
                                    Trustee: Colonial Funds.

James E. Grinnell      1995         Private Investor. Director or Trustee:
(69)                                Colonial Funds, Liberty Funds Trust IX,                -0-
                                    Liberty All-Star Equity Fund, Liberty
                                    All-Star Growth Fund, Inc.

Richard W. Lowry       1995         Private Investor (formerly Senior Vice
(62)                                President -- Operations, The Rockport
                                    Company). Director or Trustee: Colonial                -0-
                                    Funds, Liberty Funds Trust IX, Liberty
                                    All-Star Equity Fund, Liberty All-Star
                                    Growth Fund, Inc.

Salvatore Macera       1998         Private Investor (formerly Executive
(67)                                Vice President of Itek Corp. and
                                    President of Itek Optical & Electronics                -0-
                                    Industries, Inc. - electronics).
                                    Trustee: Colonial Funds.


                                                                                       Shares and
                                                                                       Percent of
                                                                                       Fund
                                                                                       Beneficially
                                                                                       Owned at
Name                  Trustee                                                          March 1,
(Age)                 since         Principal Occupation (1) and Directorships         1999 (2)
William E. Mayer *     1994         Partner, Development Capital, LLC --
(58)                                investments (formerly Dean, College of
                                    Business and Management, University of
                                    Maryland--higher education; Dean, Simon
                                    Graduate School of Business, University
                                    of Rochester--higher education; Chairman               -0-
                                    and Chief Executive Officer, CS First
                                    Boston Merchant Bank; and President and
                                    Chief Executive Officer, The First
                                    Boston Corporation). Director or
                                    Trustee: Colonial Funds, Liberty Funds
                                    Trust IX, Liberty All-Star Equity Fund,
                                    Liberty All-Star Growth Fund, Inc.,
                                    Hambrecht & Quist Incorporated, Lee
                                    Enterprises, Inc., Johns Manville.

James L. Moody, Jr.    1989         Retired (formerly Chairman of the Board,
(67)                                Chief Executive Officer and Director,
                                    Hannaford Bros. Co. -- food
                                    distributor). Director or Trustee:                     -0-
                                    Colonial Funds, Penobscot Shoe Co.,
                                    UNUM Corporation, IDEXX Laboratories,
                                    Inc., Staples, Inc., Empire Company
                                    Limited.

John J. Neuhauser      1992         Dean, School of Management, Boston
(56)                                College -- higher education. Director or
                                    Trustee: Colonial Funds, Liberty                       -0-
                                    All-Star Equity Fund, Liberty Funds
                                    Trust IX, Liberty All-Star Growth Fund,
                                    Inc., Saucony, Inc.

Thomas E. Stitzel      1998         Professor of Finance, College of
(63)                                Business, Boise State University --
                                    higher education; Business Consultant                  -0-
                                    and Author. Trustee: Colonial Funds.


                                                                                       Shares and
                                                                                       Percent of
                                                                                       Fund
                                                                                       Beneficially
                                                                                       Owned at
Name                  Trustee                                                          March 1,
(Age)                 since         Principal Occupation (1) and Directorships         1999 (2)
Robert L. Sullivan     1989         Retired Partner, KPMG LLP -- management
(71)                                consulting (formerly Management
                                    Consulting, Saatchi and Saatchi
                                    Consulting Ltd.; Principal and                         -0-
                                    International Practice Director,
                                    Management Consulting, Peat Marwick Main
                                    & Co.). Trustee: Colonial Funds.

Anne-Lee Verville      1998         Consultant (formerly General Manager,
(53)                                Global Education Industry, and
                                    President, Applications Solutions                      -0-
                                    Division, IBM Corporation). Trustee or
                                    Director: Colonial Funds, Enesco Group.


* Mr. Carberry is an "interested person," as defined in the Investment Company Act of 1940 (1940 Act), because of his affiliation with Liberty Financial Companies, Inc. (Liberty Financial) (the indirect parent company of the Advisor). Mr. Carberry is the owner of common shares and other securities of Liberty Financial. Mr. Mayer is an "interested person," as defined in the 1940 Act, because of his affiliation with Hambrecht & Quist Incorporated (a registered broker-dealer).

(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

(2) On March 1, 1999, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

        In this Proxy Statement, the "Colonial Funds" means Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Funds Trust VIII, Liberty Variable Investment Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust.

The following table sets forth certain information about the executive officers of the Fund:


                                                                                       Shares and
                                                                                       Percent of
                                                                                       Fund
                                                                                       Beneficially
                      Executive                                                        Owned at
Name                  Officer                                                          March 1,
(Age)                 since         Office with Fund; Principal Occupation (3)         1999 (4)
Stephen E. Gibson                   President of the Fund and of the Colonial
(45)                   1998         Funds since June, 1998; Chairman of the Board
                                    since July, 1998, Chief Executive Officer and
                                    President since December, 1996, and Director
                                    since July, 1996 of the Advisor (formerly
                                    Executive Vice President from July, 1996 to            -0-
                                    December, 1996); Director, Chief Executive
                                    Officer and President of Liberty Funds Group
                                    LLC (LFG) since December, 1998 (formerly
                                    Director, Chief Executive Officer and
                                    President of The Colonial Group, Inc. (TCG)
                                    from December, 1996 to December, 1998);
                                    Assistant Chairman of Stein Roe & Farnham
                                    Incorporated (SR&F) since August, 1998
                                    (formerly Managing Director of Marketing of
                                    Putnam Investments, from June, 1992 to July,
                                    1996).


                                                                                       Shares and
                                                                                       Percent of
                                                                                       Fund
                                                                                       Beneficially
                      Executive                                                        Owned at
Name                  Officer                                                          March 1,
(Age)                 since         Office with Fund; Principal Occupation (3)         1999 (4)
Timothy J. Jacoby                   Treasurer and Chief Financial Officer of the
(46)                   1996         Fund and of the Colonial Funds since October,
                                    1996 (formerly Controller and Chief
                                    Accounting Officer from October, 1997 to
                                    February, 1998); Treasurer since December,
                                    1998 of Liberty Funds Trust IX; Treasurer              -0-
                                    since October, 1996 of Liberty All-Star
                                    Equity Fund and of Liberty All-Star Growth
                                    Fund, Inc.; Senior Vice President since
                                    September, 1996 of the Advisor; Vice
                                    President, Chief Financial Officer and
                                    Treasurer since December, 1998 of LFG
                                    (formerly Vice President, Chief Financial
                                    Officer and Treasurer from July, 1997 to
                                    December, 1998 of TCG); Senior Vice President
                                    since August, 1998 of SR&F (formerly Senior
                                    Vice President, Fidelity Accounting and
                                    Custody Services from September, 1993 to
                                    September, 1996).

J. Kevin Connaughton                Controller and Chief Accounting Officer of
(34)                   1998         the Fund and of the Colonial Funds since
                                    February, 1998; Controller since December,
                                    1998 of Liberty FundsTrust IX; Controller              -0-
                                    since April, 1998 of Liberty All-Star Equity
                                    Fund and of Liberty All-Star Growth Fund,
                                    Inc.; Vice President of the Advisor since
                                    February, 1998 (formerly Senior Tax Manager,
                                    Coopers & Lybrand, LLP from April, 1996 to
                                    January, 1998; Vice President, 440 Financial
                                    Group/First Data Investor Services Group from
                                    March, 1994 to April, 1996).


                                                                                       Shares and
                                                                                       Percent of
                                                                                       Fund
                                                                                       Beneficially
                      Executive                                                        Owned at
Name                  Officer                                                          March 1,
(Age)                 since         Office with Fund; Principal Occupation (3)         1999 (4)
Nancy L. Conlin        1998         Secretary of the Fund and of the Colonial
(45)                                Funds since April, 1998 (formerly Assistant
                                    Secretary from July, 1994 to April, 1998);
                                    Director, Senior Vice President, General
                                    Counsel, Clerk and Secretary of the Advisor
                                    since April, 1998 (formerly Vice President,
                                    Counsel, Assistant Secretary and Assistant             -0-
                                    Clerk from July, 1994 to April, 1998); Vice
                                    President - Legal, General Counsel, Secretary
                                    and Clerk of LFG since December, 1998
                                    (formerly Vice President - Legal, General
                                    Counsel, Secretary and Clerk of TCG from
                                    April, 1998 to December, 1998; Assistant Clerk
                                    from July, 1994 to April, 1998); (formerly
                                    Partner at Mintz, Levin, Cohn, Ferris, Glovsky
                                    and Popeo from June, 1990 to June, 1994).


(3) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

(4) As of record on March 1, 1999, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.


Trustees' Compensation, Meetings and Committees

A. Trustees' Compensation.

        For the fiscal year ended November 30, 1998 and the calendar year ended December 31, 1998, the Trustees received the following compensation for serving as Trustees (5):

                                                                        Total Compensation from
                                                                        the Colonial Funds Paid
                                   Aggregate Compensation from          to the Trustees for the
                                   the Fund for the Fiscal Year         Calendar Year Ended
Trustee                            Ended November 30, 1998              December 31, 1998 (6)
-------                            ----------------------------         -----------------------
Robert J. Birnbaum (7)                      $1,250                             $ 99,429
Tom Bleasdale (7)                            1,450(8)                           115,000(9)
John V. Carberry (10)(11)                      N/A                                  N/A
Lora S. Collins (7)                          1,225                               97,429

                                                                        Total Compensation from
                                                                        the Colonial Funds Paid
                                   Aggregate Compensation from          to the Trustees for the
                                   the Fund for the Fiscal Year         Calendar Year Ended
Trustee                            Ended November 30, 1998              December 31, 1998 (6)
-------                            ----------------------------         -----------------------
James E. Grinnell (7)                       $1,295(12)                         $103,071
Richard W. Lowry (7)                         1,235                               98,214
Salvatore Macera (13)                           --                               25,250
William E. Mayer (7)                         1,299                               99,286
James L. Moody, Jr. (7)                      1,332(14)                          105,857(15)
John J. Neuhauser (7)                        1,326                              105,323
Thomas E. Stitzel (13)                          --                               25,250
Robert L. Sullivan (7)                       1,331                              104,100
Anne-Lee Verville (7)(10)                      911(16)                           23,445(17)

(5) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(6) At December 31, 1998, the Colonial Funds consisted of 56 open-end management investment portfolios and 5 closed-end management investment portfolios.

(7) Elected by the shareholders of Liberty Variable Investment Trust on October 30, 1998.

(8)  Includes $636 payable in later years as deferred compensation.

(9)  Includes $52,000 payable in later years as deferred compensation.

(10) Elected by the trustees of the closed-end Colonial Funds on June 18, 1998, and by the shareholders of the open-end Colonial Funds on October 30, 1998.

(11) Does not receive compensation because he is an affiliated Trustee and employee of Liberty Financial.

(12) Includes $10 payable in later years as deferred compensation.

(13) Elected by the shareholders of the open-end Colonial Funds on October 30, 1998, and by the trustees of the closed-end Colonial Funds on December 17, 1998.

(14) Total compensation of $1,332 for the fiscal year ended November 30, 1998, will be payable in later years as deferred compensation.

(15) Total compensation of $105,857 for the calendar year ended December 31, 1998, will be payable in later years as deferred compensation.

(16) Total compensation of $911 for the fiscal year ended November 30, 1998, will be payable in later years as deferred compensation.

(17) Total compensation of $23,445 for the calendar year ended December 31, 1998, will be payable in later years as deferred compensation.

For the calendar year ended December 31, 1998, certain of the Trustees received the following compensation in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (together, Liberty All-Star Funds)(18):

                                    Total Compensation from the
                                    Liberty All-Star Funds for the Calendar
Trustee                             Year Ended December 31, 1998 (19)
-------                             ---------------------------------------
Robert J. Birnbaum                              $25,000
John V. Carberry (20)(21)                           N/A
James E. Grinnell                                25,000
Richard W. Lowry                                 25,000
William E. Mayer (22)                            14,000
John J. Neuhauser (23)                           25,000

(18) The Liberty All-Star Funds do not currently provide pension or retirement plan benefits to the Directors or Trustees.

(19) The Liberty All-Star Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).

(20) Does not receive compensation because he is an affiliated Director or Trustee and employee of Liberty Financial.

(21) Elected by the Trustees/Directors of the Liberty All-Star Funds on June 30, 1998.

(22) Elected by the shareholders of the Liberty All-Star Equity Fund on April 22, 1998, and by the Directors of the Liberty All-Star Growth Fund, Inc. on December 17, 1998.

(23) Elected by the shareholders of the Liberty All-Star Funds on April 22,
     1998.

B. Meetings and Committees.

        During the fiscal year ended November 30, 1998, the Board of Trustees held six meetings.

        The Audit Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Grinnell, Lowry, Moody and Sullivan, all of whom are non-interested Trustees, met three times during the Fund's fiscal year ended November 30, 1998. The Audit Committee recommends to the Board of Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and internal accounting procedures and considers the independence of the independent accountants, the range of their audit services and their fees.

        The Compensation Committee of the Colonial Funds, consisting of Ms. Collins and Messrs. Birnbaum, Grinnell and Neuhauser, all of whom are non-interested Trustees, met one time during the Fund's fiscal year ended November 30, 1998. The Compensation Committee reviews compensation of the Board of Trustees.

        The Governance Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Lowry, Mayer, Moody and Sullivan (Mr. Mayer being the only interested member), met six times during the Fund's fiscal year ended November 30, 1998. The Governance Committee, in its sole discretion, recommends to the Trustees, among other things, nominees for Trustee and for appointments to various committees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Fund.

        During the Fund's fiscal year ended November 30, 1998, each of the current Trustees attended more than 75% of the combined total of the meetings of the Board of Trustees and the meetings of the committees of which such Trustee is a member.

        If any nominee listed above becomes unavailable for election, the enclosed proxy may be voted for a substitute candidate in the discretion of the proxy holder(s).

                                 REQUIRED VOTE

        A plurality of the votes cast at the Meetings, if a quorum is represented, is required for the election of each Trustee.

2. APPROVAL OF AN AMENDED AND RESTATED MANAGEMENT
   AGREEMENT.

A. Description of Proposal.

        The Advisor serves as the Fund's investment advisor under a management agreement dated March 27, 1995 (the "Current Management Agreement"). At the Meeting, shareholders of the Fund will be asked to approve an amended and restated management agreement (the "New Management Agreement") to change the base amount used to determine the Advisor's management fee. There are no other changes being proposed to be made in the Current Management Agreement. The proposed change to the Current Management Agreement will have no immediate effect on the management fee. The proposed change would result in higher management fees to the Advisor if the Fund uses financial leverage.

        Leverage. The Fund's investment objective is to seek as high a level of current income and total return as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government and lower-rated corporate debt securities. The Fund seeks to achieve its objective by investing in three different sectors of the fixed income securities markets. The Fund currently does not use financial leverage. However, the Advisor may in the future recommend to the Board of Trustees that the Fund use leverage through bank borrowings to seek higher distributions to shareholders.

        The net proceeds of borrowings would be available for investment in accordance with the Fund's investment objective and policies. If the rate of return on these investments exceeds the interest rate on the borrowings, an enhanced return to the Fund's shareholders should result. For example, the Fund might borrow money at short-term interest rates and invest the proceeds in longer-term portfolio investments that pay a higher rate. Historically, prevailing long-term interest rates have generally been higher than short-term rates. However, there can be no assurance that the historical relationship between short-term and long-term interest rates will continue, nor is the Fund limited to borrowing at short-term rates.


        The Fund would only utilize leverage when the Advisor believes that such leverage will benefit the Fund and the shareholders, after taking into account considerations such as the interest rates payable on the borrowings, other costs to the Fund of maintaining the leverage and on the anticipated return from the portfolio securities purchased with the proceeds of the borrowings. The issuance, timing, amount and other terms of any such borrowings would be subject to the approval and supervision of the Fund's Board of Trustees and to a determination by the Board that such leverage is likely to achieve benefits to shareholders.


        Risks of Leverage. Although the use of leverage by the Fund creates an opportunity for increased net income available for distribution to shareholders, utilization of leverage entails special risks. Leverage could result in a reduction of net income available for distribution to shareholders if the interest rate on the leverage paid by the Fund exceeds the yield received by the Fund on investments made with the proceeds of the leverage. In addition, the net asset value and market value of the Fund's shares may be more volatile if the Fund utilizes leverage. The Fund could also lose money on the investments purchased with the proceeds of borrowings, as a result of factors such as changes in interest rates or in the creditworthiness of the issuers of those investments. Such losses would not relieve the Fund of the obligation to repay the borrowings, and the Fund might have to sell other assets to repay the borrowings or comply with terms agreed to by the Fund in connection with the borrowings.


        The Proposed New Management Agreement. The Fund's Board of Trustees approved the New Management Agreement at a meeting held on February 26, 1999, the form of which is attached as Exhibit A. The form of the New Management Agreement is substantially identical to the Current Management Agreement, except for the base amount of the Fund's assets used to determine the Advisor's management fee. Under the terms of the New Management Agreement, the monthly management fee at the annual rate of 0.75% would be based on the "Average Weekly Managed Assets" of the Fund, which is defined in the New Management Agreement as follows:

        "Average Weekly Managed Assets" of the Fund shall mean the average weekly value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage)."

        Under the terms of the Current Management Agreement, the Advisor is paid a management fee of 0.75% on the net assets of the Fund, which does not include the amount of any assets representing financial leverage. In comparison, under the terms of the New Management Agreement, the Advisor would be paid a management fee of 0.75% on the total assets of the Fund, including assets representing leverage.


B. Expenses.

        The table below summarizes the Fund's annual operating expenses, based on expenses incurred in the fiscal year ended November 30, 1998. Because the Fund has not utilized leverage, the expenses of the Fund would have been the same during the last fiscal year if the New Management Agreement had been in effect.

Shareholder Transaction Expenses
Annual Expenses (as a % of average weekly net assets attributable to shares)

Management fees                             0.75%
Other expenses                              0.18%
                                            -----
Total annual operating expenses             0.93%
                                            =====

Example


                                            1 Year        3 Years      5 Years      10 Years
                                            ------        -------      -------      --------
An investor would pay the following
expenses on a $10,000 investment,
assuming a 5% annual return
throughout the periods                       $94            $295          $512       $1,138



C. Considerations by the Board of Trustees.

        The Fund's Board of Trustees considered the proposal to amend the Current Management Agreement at a meeting on February 26, 1999. Based upon the evaluation of the materials presented by the Advisor, the Trustees unanimously approved the fee structure proposed by the Advisor in the New Management Agreement. In reaching its decision to approve the New Management Agreement, the Board of Trustees considered many factors, among others: the benefits, under appropriate market conditions, of leverage to the Fund's shareholders, including potentially higher levels of distributions; the fact that the proposed fee structure would somewhat reduce the possible benefits of the use of leverage; the need of the Advisor to devote personnel and resources to managing the Fund and the additional assets attributable to leverage; and the comparability of the current and proposed structure of the management fee to that of other investment companies that utilize leverage.


D. Information Concerning the Advisor and its Affiliates.

        The Advisor is a wholly-owned subsidiary of LFG, which in turn is an indirect wholly-owned subsidiary of Liberty Financial. Liberty Financial is a direct majority-owned subsidiary of LFC Management Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). As of March 31, 1999, LFC Management Corporation owned 71.8% of Liberty Financial. Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Liberty Financial's, LFC Management Corporation's, Liberty Corporate Holdings, Inc.'s and LFC Holdings, Inc.'s principal executive offices are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a Massachusetts-chartered mutual property and casualty insurance company. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Liberty Mutual's and Liberty Mutual Equity Corporation's principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117.


        The directors of the Advisor are Nancy L. Conlin, Stephen E. Gibson and Joseph R. Palombo. Mr. Gibson is the principal executive officer of the Advisor. The principal occupations of the Advisor's directors are as officers and directors of the Advisor and certain of its affiliates. The address of the directors and officers of the Advisor is One Financial Center, Boston, Massachusetts 02111.

        The Advisor's compensation under the Current Management Agreement is subject to reduction to the extent that in any year the expenses of the Fund exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale. No such limits are currently in effect.

        The Current Management Agreement provides that, subject to the Board of Trustees' supervision, the Advisor will manage the assets of the Fund in accordance with its investment policies, purchase and sell securities and other investments on behalf of the Fund and report results to the Board of Trustees periodically. The Current Management Agreement also requires the Advisor to furnish, at its expense (a) office space, supplies, facilities and equipment; (b) executive and other personnel for managing the affairs of the Fund (excluding custodial, transfer agency, dividend and plan agency services, pricing and certain record keeping services); and (c) compensation to Trustees who are directors, officers or employees of the Advisor or its affiliates.

        The Current Management Agreement may be terminated at any time by the Advisor, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund without penalty on 60 days' written notice; shall automatically terminate upon any assignment; and otherwise shall continue in effect from year to year if approved annually (1) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (2) by a majority of the Trustees who are not "interested persons" as defined under the 1940 Act. The Board of Trustees approved the Current Management Agreement at a meeting held on June 8, 1998. The Fund's shareholders approved the Current Management Agreement at a Special Meeting of Shareholders held on February 15, 1995.

        The Advisor provides bookkeeping and pricing services to the Fund pursuant to a separate Service Contract under which the Advisor is paid a yearly fee of $18,000 plus 0.0233% of the Fund's average net assets over $50 million. For these services, the Fund paid the Advisor $35,000 for the fiscal year ended November 30, 1998.

        In addition to the fees described above, the Fund pays all of its expenses not assumed by the Advisor, including, without limitation, fees and expenses of the Independent Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying shares of the Fund for distribution under federal and state laws and regulations, custodial, auditing and legal expenses, expenses of determining net asset value of the Fund's shares, expenses of providing reports to shareholders, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund also is responsible for such non-recurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board of Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to litigation.


E. Other Funds Managed by the Advisor.

        In addition to the services provided by the Advisor to the Fund, the Advisor also provides management and other services and facilities to other investment companies with different investment objectives than the Fund. Information with respect to the assets of and management fees payable to the Advisor by another fund having an investment objective similar to that of the Fund, is set forth below:

                                    Total Net
                                    Assets at
                                    March 31,              Annual Management Fee
                                    1999                   as a % of Average
Fund                                (in millions)          Daily Net Assets
----                                ------------           ---------------------
Colonial Strategic Income Fund      $1,939.1               0.65% on the first $1 billion;
                                                           0.60% of any excess over $1 billion


F. Required Vote.

        Approval of the New Management Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. If the New Management Agreement is not approved, the Fund's current Management Agreement will remain in effect. The Fund's ability to borrow money to engage in leverage (or for other purposes) does not depend on approval of the New Management Agreement.

        The Board of Trustees unanimously recommends that shareholders of the Fund vote FOR the New Management Agreement.


3. TO RATIFY THE SELECTION OF THE INDEPENDENT ACCOUNTANTS.

        PricewaterhouseCoopers LLP was selected as independent accountants for the Fund for the Fund's fiscal year ending November 30, 1999 by unanimous vote of the Board of Trustees, subject to ratification or rejection by the shareholders. Neither PricewaterhouseCoopers LLP nor any of its partners has any direct or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be available at the Meeting, if requested by a shareholder in writing at least five days before the Meeting, to respond to appropriate questions and make a statement (if the representative desires).


                                 REQUIRED VOTE

        Ratification requires the affirmative vote of a majority of the shares of the Fund voted at the Meeting.

4. OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY.

        As of the date of this Proxy Statement, only the business mentioned in Items 1 through 3 of the Notice of the Meeting is contemplated to be presented. If any procedural or other matters properly come before the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the proxy holder(s).

        If a quorum of shareholders (a majority of the shares entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Items set forth in the Notice of the Meeting are not received by May 26, 1999, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Items set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any of such Items.


          Compliance with Section 16(a) of the Securities Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(f) of the 1940 Act, as amended, require the Fund's Board of Trustees and executive officers, persons who own more than ten percent of the Fund's equity securities, the Fund's investment advisor and affiliated persons of the Fund's investment advisor (Section 16 reporting persons), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such reports furnished to the Fund, and on representations that no other reports were required during the fiscal year ended November 30, 1998, the Section 16 reporting persons complied with all Section 16(a) filings applicable to them.


                   Date for Receipt of Shareholder Proposals

Proposals of shareholders which are intended to be considered for inclusion in the Fund's proxy statement relating to the 2000 Annual Meeting of Shareholders of the Fund must be received by the Fund at One Financial Center, Boston, Massachusetts 02111 on or before December 24, 1999. Shareholders who wish to make a proposal for consideration at the 2000 Annual Meeting without regard to whether it will be included in the Fund's Proxy Statement should notify the Fund no later than (March 8, 2000). If a shareholder who wishes to present a proposal fails to notify the Fund by such date, the proxies solicited for the meeting will confer discretionary authority to the proxy holders to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, proxy holders may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.


    Shareholders are urged to vote, sign and mail their proxies immediately.

                                   EXHIBIT A


                   AMENDED AND RESTATED MANAGEMENT AGREEMENT

AGREEMENT dated as of May 26, 1999, between Colonial Intermarket Income Trust I, a Massachusetts business trust (Fund), and COLONIAL MANAGEMENT ASSOCIATES, INC., a Massachusetts corporation (Advisor), which amends and restates the Management Agreement dated as of March 27, 1995 between the Fund and the Advisor.

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Advisor will manage the investment of the assets of the Fund in accordance with its investment policies and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Fund.

2.  In carrying out its investment management obligations, the Advisor shall:

    (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures approved by the Board of Trustees; and (c) report results to the Board of Trustees.

3.  The Advisor shall furnish at its expense the following:

    (a) office space, supplies, facilities and equipment; (b) executive and other personnel for managing the affairs of the Fund (including preparing financial information of the Fund and reports and tax returns required to be filed with public authorities, but exclusive of those related to custodial, transfer, dividend and plan agency services, determination of net asset value and maintenance of records required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (1940 Act)); and
    (c) compensation of Trustees who are directors, officers, partners or employees of the Advisor or its affiliated persons (other than a registered investment company).

4. The Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

5. The Fund shall pay the Advisor monthly a fee at the annual rate of 0.75% of the Average Weekly Managed Assets of the Fund.

    "Average Weekly Managed Assets" of the Fund shall mean the average weekly value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

6. If the operating expenses of the Fund for any fiscal year exceed the most restrictive applicable expense limitation for any state in which shares are sold, the Advisor's fee shall be reduced by the excess but not to less than zero.

    Operating expenses shall not include brokerage, interest, taxes, deferred organization expenses and extraordinary expenses, if any. The Advisor may waive its compensation (and, bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares to be effective.

7.  This Agreement shall become effective as of the date of its execution, and

    (a) unless otherwise terminated, shall continue until two years from its date of execution and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Advisor either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund; (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days' written notice to the Fund.

8.  This Agreement may be amended in accordance with the 1940 Act.

9. For the purpose of the Agreement, the terms "vote of a majority of the outstanding voting securities", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

10. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties hereunder, the Advisor shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.


COLONIAL INTERMARKET INCOME TRUST I



By: --------------------------------
    Title:


COLONIAL MANAGEMENT ASSOCIATES, INC.



By: --------------------------------
    Title:


A copy of the document establishing the Fund is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Fund individually but only upon the assets of the Fund.

                       COLONIAL INTERMARKET INCOME TRUST I

           This Proxy is Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints William J. Ballou, Suzan M. Barron, Nancy L. Conlin, Stephen E. Gibson and Timothy J. Jacoby and each of them, proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial InterMarket Income Trust I (Trust), to be held in Boston, Massachusetts, on Wednesday, May 26, 1999, and at any adjournments, as follows on the reverse side of this card.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                          DO YOU HAVE ANY COMMENTS?

-------------------------------                    -----------------------------

-------------------------------                    -----------------------------

-------------------------------                    -----------------------------

------
|     |      PLEASE MARK VOTES
|  X  |      AS IN THIS EXAMPLE
|     |
------

------------------------------------
COLONIAL INTERMARKET INCOME TRUST I
------------------------------------

                                           -----
Mark box at right if an address change    |     |
or comment has been noted on the          |     |
reverse side of this card.                |     |
                                           -----








                                 ---------------------
Please be sure to sign           | Date               |
and Date date this proxy.        |                    |
------------------------------------------------------
                                 |                    |
------------------------------------------------------
Shareholder sign here             Co-owner sign here



The Board of Trustees recommends a vote
FOR thefollowing items:


1.  Election of Eight Trustees.
(Item 1 of the Notice).

                            For All        With      For All
                            Nominees       hold      Except
                            ---------     ------     --------
   Robert J. Birnbaum       |       |     |    |     |       |
   John V. Carberry         |       |     |    |     |       |
   James E. Grinnell        ---------     ------     --------
   James E. Grinnell
   Salvatore Macera
   James L. Moody, Jr.
   Robert L. Sullivan
   Thomas E. Stitzel
   Anne-Lee Verville

NOTE: If you do not wish your shares voted
"For" a particular nominee, mark the "For All
Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. Proposal to approve an Amended and
   Restated Management Agreement providing
   for a change in the method of calculating the fee payable to the Advisor (Item 2 of the Notice).


        For          Against       Abstain
        -------      -------       -------
        |      |     |     |       |      |
        |      |     |     |       |      |
        -------      -------       -------


3. Proposal to ratify the selection of Independent Accountants (Item 3 of the Notice).


        For          Against       Abstain
        -------      -------       -------
        |      |     |     |       |      |
        |      |     |     |       |      |
        -------      -------       -------


This proxy, when properly executed, will be voted in the manner directed herein. If not specification is made, this proxy will be voted
FOR Items 1 through 3 above and in the
discretion of the proxies upon such other business as may properly come before the meeting.


RECORD DATE SHARES: